Exhibit 10.6

Order Granting For a Prospecting Right on the Farms Gara and others granted to Centurion for Centurion Bonanza Claims. Group
dated January 12, 2006

DME 12

the dme

Department:
Minerals and Energy
REPUBLIC OF SOUTH AFRICA

Private Bag X7279, Witbank, 1035, Tel: (013) 656 1448, Fax: (013) 656 0932
Province Building, Cnr Botha & Paul Kruger Street, Witbank, 1035

From: Directorate: Mineral Development: Mpumalanga Region
Tel: (013) 656 1448 Fax: (013) 656 0932

Enquiries: H M Mafagane Ref: MP 30/5/1/1/2/198 PR
Subdirectorate: Mineral Laws Administration

REGISTERED MAIL

Centurion Mining (Pty) Limited

C/o Trevor Cronwright

P 0 Box 820 NELSPRUIT 1200

Sir

APPLICATION FOR A PROSPECTING RIGHT ON THE FARM GARA 322 JU AND OTHERS, MAGISTERIAL DISTRICT OF BARBERTON.

I refer to the abovementioned matter and confirm that your application for a prospecting right has been granted in terms of section 17 (1) of the Mineral and Petroleum Resources Development Act, 28 of 2002.

You are required to make the necessary arrangements with the writer for the notarial execution of the prospecting right.

Prior to signing of contract, the following is required.

1.	A public notary to execute the documents on the day of signature.
2.	A plan/diagram prepared by a surveyor 6(Six) originals in accordance with the requirements Mining Titles Registration Act and shall indicate-
(a)	the north point;
(b)	the scale to which the plan has been drawn;
(c)	the name, number registration division and portion of the farm or farms on which the relevant area is situated;
(d)	the shape of the relevant area in relation to the farm boundaries and co-ordinate points;
(e)	the region in which the relevant farm is situated
(f)	be certified, approved, signed and dated by the surveyor unless the Director-General otherwise indicates.

Minerals and Energy for Development and Prosperity

The said must be registered with the Mineral and Petroleum Titles Registration Office (Pretoria) in terms of Section 19(2) of the Minerals and Petroleum Resources Development Act (Act 28 of 2002) within 30 days from the date of contract.

Attached you will find a copy of the proposed contract to be signed. Please forward any comments or changes to me at fax (013) 656 0932 before time. Unfortunately I am not allowed to e-mail the document to you.

Regards

M.S MALEBE

ACTING REGIONAL MANAGER MPUMALANGA REGION

DATE: 2006 01 12